Other gain/(loss) - net - Summary of Detailed Information About Other Gains Losses Net Explanatory (Detail) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2025		Dec. 31, 2024		Dec. 31, 2023
Discloure of Detailed Information About Other Gains Losses Net [Abstract]
Government grants	¥ 131,198		¥ 183,979		¥ 212,257
Foreign exchange gain/(loss)	(64,565)		(190,800)		75,714
ADS transferring income	13,729		41,603		72,702
Input VAT super-deduction	0		2,299		29,454
Others	(154,492)	[1]	(289,720)	[1]	(177,169)
Other gain/(loss) – net	¥ (74,130)		¥ (252,639)		¥ 212,958

[1]	In 2022, other gains amounted to RMB145 million, primarily consisting of contract penalty fees received. In 2023, other losses totaled RMB177 million, mainly due to partial settlement payments arising from newly identified legal disputes. In 2024, other losses amounted to RMB290 million, primarily driven by additional settlement payments related to the 2023 legal matters and losses incurred from the disposal of intangible assets.